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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 24, 2006

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                                  MAXXON, INC.
             (Exact name of registrant as specified in its charter)

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        NEVADA                                             73-1526138
(State of incorporation)                    (I.R.S. Employer identification No.)

                                     0-28629
                            (Commission File Number)

           2073 SHELL RING CIRCLE, MT. PLEASANT, SOUTH CAROLINA 29466 (Address of principal executive office, including zip code)

                                 (843) 971-4848
                     (Telephone number, including area code)


          (Former name or former address, if changed since last report)

                             ---------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On October 24, 2006 the Company agreed to issue 1,000,000 shares of its Series 2006 Preferred (hereinafter defined) to Rondald Wheet ("Wheet") under the facts and circumstances described below: On October 24, 2006, the Board of Directors of Maxxon, Inc., a Nevada corporation ("Maxxon" or the "Company"), determined that Wheet , the Chairman of the Board, and its President and CEO, pursuant to his employment agreement with the Company dated as of March 18, 2005, was entitled to a bonus of one million (1,000,000) shares of its newly created 2006 Series Convertible Preferred Stock, par value $.001 per share (the "Series 2006 Preferred"), as additional recognition and compensation for all of Wheet's services to the Company during the period of time he served as its sole director and officer for (i) supervising and guiding the Company to the point where its product is ready for testing under current FDA guidelines, (ii) deferring substantially all his compensation for more than one and one-half years under the aforesaid employment agreement, and (iii) advancing disbursements on the Company's behalf. The Series 2006 Preferred have an agreed value of $20,000 as determined by the independent members of the Company's board of directors who used the public market trading price of $.03 per share on the date of the agreement to ascertain the value of the Series 2006 Preferred and then discounted the shares by 33 and 1/3% because they are restricted securities. Based on this methodology, the purchase price for the Series 2006 Preferred is $.02 per share, or a total of $20,000. Each Series 2006 Preferred is convertible, at any time at the discretion of Wheet, into one share of the Company's common stock for each share of Series 2006 Preferred. Each Series 2006 Preferred has voting rights of 125 votes per share of Series 2006 Preferred voting together as one class with the Company's common stock. Upon conversion of the Series 2006 Preferred, each share of common stock resulting from the conversion shall be entitled to one vote per share--not 125 votes per share. The Company has filed a Certificate of Designation for the Series 2006 Preferred with the Nevada Secretary of State. Under the terms of the issuance, all of the Series 2006 Preferred issued to Wheet are restricted securities and may not be transferred, sold or otherwise disposed of in the absence of an exemption from registration under the Securities Act of 1933, as amended, together with an opinion of counsel acceptable to the Company or an effective registration statement under the Securities Act. The Series 2006 Preferred sold to Wheet is exempt from registration under Section 4(2) of the Securities Act as a transaction by an issuer not involving a public offering in that it was made to one accredited investor without any form of general solicitation or advertising.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

On October 24, 2006 the Company sold 1,000,000 shares of its Series 2006 Preferred (hereinafter defined) to Rondald Wheet ("Wheet") under the facts and circumstances described below:

     o On October 24, 2006, the Board of Directors of Maxxon, Inc., a Nevada corporation ("Maxxon" or the "Company"), determined that Wheet , the Chairman of the Board, and its President and CEO, pursuant to his employment agreement with the Company dated as of March 18, 2005 was entitled to a bonus of one million (1,000,000) shares of its newly created 2006 Series Convertible Preferred Stock, par value $.001 per share (the "Series 2006 Preferred") as additional recognition and compensation for all of Wheet's services to the Company during the period of time he served as its sole director and officer for (i) supervising and guiding the Company to the point where its product is ready for testing under current FDA guidelines, (ii) deferring substantially all his compensation for more than one and one-half years under the aforesaid employment agreement, and (iii) advancing disbursements on the Company's behalf. The Series 2006 Preferred have an agreed value of $20,000 as determined by the independent members of the Company's board of directors who used the public market trading price of $.03 per share on the date of the agreement to ascertain the value of the Series 2006 Preferred and then discounted the shares by 33 and 1/3% because they are restricted securities. Based on this methodology, the purchase price per share for the Series 2006 Preferred is $.02 per share, or a total of $20,000. Each Series 2006 Preferred is convertible, at any time at the discretion of Wheet, into one share of the Company's common stock for each share of Series 2006 Preferred. Each Series 2006 Preferred has voting rights of 125 votes per share of Series 2006 Preferred voting together as one class with the Company's common stock. Upon conversion of the Series 2006 Preferred, each share of common stock resulting from the conversion shall be entitled to one vote per share--not 125 votes per share. The Company has filed a Certificate of Designation for the Series 2006 Preferred with the Nevada Secretary of State. Under the terms of


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          issuance, all of the Series 2006 Preferred issued to Wheet are restricted securities and may not be transferred, sold or otherwise disposed of in the absence of an exemption from registration under the Securities Act of 1933, as amended, together with an opinion of counsel acceptable to the Company or an effective registration statement under the Securities Act. The Series 2006 Preferred sold to Wheet is exempt from registration under Section 4(2) of the Securities Act as a transaction by an issuer not involving a public offering in that it was made to one accredited investor without any form of general solicitation or advertising.

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT.

(a) On October 24, 2006 a change of voting control transaction occurred with respect to the Company under the facts and circumstances described below:

     (1)-(5) The person who acquired voting control is Rondald Wheet ("Wheet"). Wheet acquired voting control under the following facts and circumstances:

     o On October 24, 2006, the Board of Directors of Maxxon, Inc., a Nevada corporation ("Maxxon" or the "Company"), determined that Wheet , the Chairman of the Board, and its President and CEO, pursuant to his employment agreement with the Company dated as of March 18, 2005 was entitled to a bonus of one million (1,000,000) shares of its newly created 2006 Series Convertible Preferred Stock, par value $.001 per share (the "Series 2006 Preferred") as additional recognition and compensation for all of Wheet's services to the Company during the period of time he served as its sole director and officer for (i) supervising and guiding the Company to the point where its product is ready for testing under current FDA guidelines, (ii) deferring substantially all his compensation for more than one and one-half years under the aforesaid employment agreement, and (iii) advancing disbursements on the Company's behalf. The Series 2006 Preferred have an agreed value of $20,000 as determined by the independent members of the Company's board of directors who used the public market trading price of $.03 per share on the date of the agreement to ascertain the value of the Series 2006 Preferred and then discounted the shares by 33 and 1/3% because they are restricted securities. Based on this methodology, the purchase price per share for the Series 2006 Preferred is $.02 per share, or a total of $20,000. Each Series 2006 Preferred is convertible, at any time at the discretion of Wheet, into one share of the Company's common stock for each share of Series 2006 Preferred. Each Series 2006 Preferred has voting rights of 125 votes per share of Series 2006 Preferred voting together as one class with the Company's common stock. Upon conversion of the Series 2006 Preferred, each share of common stock resulting from the conversion shall be entitled to one vote per share--not 125 votes per share. The Company has filed a Certificate of Designation for the Series 2006 Preferred with the Nevada Secretary of State. Under the terms of issuance, all of the Series 2006 Preferred issued to Wheet are restricted securities and may not be transferred, sold or otherwise disposed of in the absence of an exemption from registration under the Securities Act of 1933, as amended, together with an opinion of counsel acceptable to the Company or an effective registration statement under the Securities Act. The Series 2006 Preferred sold to Wheet is exempt from registration under Section 4(2) of the Securities Act as a transaction by an issuer not involving a public offering in that it was made to one accredited investor without any form of general solicitation or advertising.

     Prior to the closing of the transaction between Wheet and the Company, Wheet owned 5,568,229 shares of our common stock that represented 3.8% of our issued and outstanding 143,160,798 shares of common stock, each of which is entitled to one vote per share. Upon the closing of the Agreement, there will be a total of 143,160,798 shares of the Company's common stock issued and outstanding, and a total of 1,000,000 Series 2006 Preferred shares issued and outstanding. As a result of the purchase of the Series 2006 Preferred and the voting characteristics thereof, Wheet will have the right to vote 125,000,000 shares of Series 2006 Preferred in addition to the 5,568,229 shares of common stock he already owns, voting together as a single class with the Company's common stock. Accordingly, Wheet will have the right to vote a total of 48.69% of all of the Company's shares entitled to vote on any matter presented to the Company's stockholders. Wheet is also Chairman of the Board of Directors, President and CEO of the Company. Wheet did not pay cash or use any funds of any kind to pay for the Series 2006 Shares. They were issued to him as a bonus under his employment agreement dated March 18, 2005 with the Company as additional recognition


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     and compensation for all of Wheet's services to the Company during the period of time he served as its sole director and officer for (i) supervising and guiding the Company to the point where its product is ready for testing under current FDA guidelines, (ii) deferring substantially all his compensation for more than one and one-half years under the aforesaid employment agreement, and (iii) advancing disbursements on the Company's behalf.

     The information in this report shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended. The information contained herein shall not be incorporated by reference into any filing with the Securities and Exchange Commission made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Financial Statements of Business Acquired. None

(b)  Pro Forma Financial Information: None

(c)  Shell company transactions.  None

(d)  Exhibits.

     EXHIBIT NOS.         DESCRIPTION
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     99.1(a)              CERTIFICATE OF DESIGNATION DATED AS OF OCTOBER -24,
                          2006 OF MAXXON, INC.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                             MAXXON, INC.


                                             By: /s/ Rondald Wheet
                                                 -------------------------------
                                                 Rondald Wheet
                                                 President and CEO
                                                 Date: October 31, 2006